CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906 OF
                             THE SARBANES-OXLEY ACT

I, Jill McGruder, President of Touchstone Institutional Funds Trust (the "Registrant"), certify that:

      1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: March 2, 2009                  /s/ Jill McGruder
      -------------                  -------------------------------------------
                                     Jill McGruder, President
                                     (principal executive officer)


I, Terrie Wiedenheft, Controller and Treasurer of Touchstone Institutional Funds Trust (the "Registrant"), certify that:

      1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: March 2, 2009                  /s/ Terrie Wiedenheft
      -------------                  -------------------------------------------
                                     Terrie Wiedenheft, Controller and Treasurer
                                     (principal financial officer)